UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 18, 2007

HAIGHTS CROSS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-109381	13-4087398

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

10 New King Street
White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: LETTER OF CONSENT
EX-99.2: CONSENT SOLICITATION STATEMENT
EX-99.3: LETTER OF CONSENT
EX-99.4: CONSENT SOLICITATION STATEMENT

Item 8.01. Other Events.
     On July 18, 2007, Haights Cross Communications, Inc. (“HCCI”) commenced a consent solicitation relating to its 12 1/2% Senior Discount Notes due 2011. Copies of the letter of consent and consent solicitation statement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.
     Also on July 18, 2007, Haights Cross Operating Company (“HCOC”), a wholly owned subsidiary of Haights Cross Communications, Inc., commenced a consent solicitation relating to its 11 3/4% Senior Notes due 2011. Copies of the letter of consent and consent solicitation statement are attached hereto as Exhibit 99.3 and Exhibit 99.4, respectively.
     The purpose of each of these consent solicitations is to seek a waiver of the requirement pursuant to Section 4.15 of the applicable indenture that HCCI and HCOC, as applicable, offer to repurchase the notes outstanding thereunder upon a change of control, as such requirement may apply to the proposed recapitalization of HCCI pursuant to a recapitalization agreement dated as of June 29, 2007, filed with the Securities and Exchange Commission on Form 8-K on July 6, 2007.
ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
99.1	Letter of Consent relating to solicitation of waiver under the indenture for the 12 1/2% Senior Discount Notes due 2011 of Haights Cross Communications, Inc.

99.2	Consent Solicitation Statement relating to 12 1/2% Senior Discount Notes due 2011 of Haights Cross Communications, Inc.

99.3	Letter of Consent relating to solicitation of waiver under the indenture for the 11 3/4% Senior Notes due 2011 of Haights Cross Operating Company

99.4	Consent Solicitation Statement relating to 11 3/4% Senior Notes due 2011 of Haights Cross Operating Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 19, 2007

HAIGHTS CROSS COMMUNICATIONS, INC.

/s/ Paul J. Crecca

By:	Paul J. Crecca
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter of Consent relating to solicitation of waiver under the indenture for the 12 1/2% Senior Discount Notes due 2011 of Haights Cross Communications, Inc.

99.2	Consent Solicitation Statement relating to 12 1/2% Senior Discount Notes due 2011 of Haights Cross Communications, Inc.

99.3	Letter of Consent relating to solicitation of waiver under the indenture for the 11 3/4% Senior Notes due 2011 of Haights Cross Operating Company

99.4	Consent Solicitation Statement relating to 11 3/4% Senior Notes due 2011 of Haights Cross Operating Company